                                                                   Exhibit 10.11


                                    GUARANTY

                  THIS GUARANTY (this "Guaranty"), dated as of February 18, 2003, is made by ENTERTAINMENT TECHNOLOGY CORPORATION, a Pennsylvania corporation, and ETC DELAWARE, INC., a Delaware corporation (collectively, the "Guarantors"), in favor of H.F. LENFEST (the "Lender").

                             W I T N E S S E T H :

                  WHEREAS, Environmental Tectonics Corporation (the "Borrower") and the Lender are parties to a Note and Warrant Purchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement");

                  WHEREAS, the Purchase Agreement provides that, as a condition precedent to the making of a loan thereunder by the Lender to the Borrower (the "Loan"), the Guarantors must execute a guaranty in favor of the Lender;

                  WHEREAS, the Guarantors will derive substantial benefits from the Purchase Agreement and the

Loan;

                  WHEREAS, pursuant to the terms of a Credit Agreement (the "Credit Agreement") dated the date hereof between the Borrower and PNC Bank, National Association ("PNC"), PNC is extending credit facilities to the Borrower;

                  WHEREAS, it is a condition precedent to the obligation of PNC to extend the credit facilities to the Borrower under the Credit Agreement, that the Lender enter into a subordination agreement (the "Subordination Agreement") with PNC, pursuant to which Lender agrees to subordinate the obligations of the Guarantors to Lender hereunder to the obligations of the Guarantors to PNC, pursuant to the terms of the Guaranty by Guarantors in favor of PNC (the "PNC Guaranty"); and

                  WHEREAS, the rights granted to Lender herein shall be subject to the terms and conditions of the Subordination Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to provide the Loan, the Guarantors, intending to be legally bound, hereby agree with the Lender as follows:

         1. Defined Terms. Unless otherwise defined herein, terms, which are defined in the Purchase Agreement and used herein, are so used as so defined. As used herein, "Obligations" shall mean the unpaid principal of (which such term shall include any payments of principal Lender is compelled to surrender or disgorge) and interest on (including, without limitation, interest accruing after the maturity of the Loan and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loan, and all other obligations and liabilities of the Borrower to the Lender whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Purchase Agreement, the Note, the other Transaction Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Purchase Agreement or any other Transaction Document) or otherwise. Capitalized terms which are not defined herein have the meaning given to such terms in the Purchase Agreement.

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         2.       Guaranty. This is a Guaranty of payment and not of
collectability. The Guarantors hereby jointly and severally, unconditionally and irrevocably guarantee to the Lender, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The Guarantors further agree to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel), which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any of its rights under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full and the Credit Commitment is terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                  The Guarantors agree that whenever, at any time or from time to time, either shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose. No payment or payments made by the Borrower or any other Person or received or collected by the Lender from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which liability shall, notwithstanding any such payment or payments, remain in full force and effect until the Obligations are paid in full and the Credit Commitment is terminated.

         3. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby irrevocably authorized at any time and from time to time, without notice to the Guarantors, any such notice being hereby waived by the Guarantors, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), and any other credits, indebtedness or claims, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of the Guarantors, in such amounts as the Lender may elect, on account of the liabilities of the Guarantors hereunder and claims of every nature and description of the Lender against the Guarantors, whether arising hereunder, under the Purchase Agreement, the Note, or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Lender shall notify the Guarantors promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off), which the Lender may have.


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         4.       No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder, or any set-off or application of funds of the Guarantors by the Lender, the Guarantors shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or against any collateral security or guaranty or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantors seek any reimbursement or indemnification from the Borrower in respect of payments made by the Guarantors hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full and the Credit Commitment is terminated. If any amount shall be paid to the Guarantors on account of such subrogation or other rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantors in trust for the Lender segregated from other assets of the Guarantors, and shall forthwith upon receipt by the Guarantors, be turned over to the Lender in the exact form received by the Guarantors (duly indorsed by the Guarantors to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

         5. No Marshalling. Lender has no obligation to marshal any assets in favor of either Guarantor, or against or in payment of (i) the Note, or (ii) any other obligation owed to Lender by Borrower or either Guarantor.

         6. Waivers; Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against each Guarantor, and without notice to or further assent by each Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Purchase Agreement, the Note, the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Lender for the payment of the Obligations may, be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto.


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         7.       Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantors, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest and demand for payment. This Guaranty is and shall be construed as a continuing, absolute and unconditional Guaranty of payment without regard to (a) the validity or enforceability of the Purchase Agreement, the Note, any of the other Transaction Documents, any of the Obligations or any collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by or for the benefit of the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantors under this Guaranty, in bankruptcy or in any other instance. This Guaranty is intended to be a surety of each Guarantor on behalf of Lender. When the Lender is pursuing its rights and remedies hereunder against the Guarantors, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon such collateral security or guaranty or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, Guaranty or right of offset, shall not relieve the Guarantors of any joint and several liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantors.

         8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for the Borrower or any substantial part of its property, or for any other reason, all as though such payments had not been made.

         9. Payments. Each Guarantor hereby agrees that the Obligations will be paid to the order of the Lender without set-off or counterclaim in Dollars in immediately available funds at the office of the Lender set forth in
Section 14 hereof.


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         10.      Power to Confess Judgment. The following paragraph sets forth a warrant of authority for any attorney to confess judgment against the undersigned Guarantors. In granting this warrant of attorney to confess judgment against the undersigned Guarantors, the undersigned Guarantors, following consultation with separate counsel for the undersigned Guarantors and with knowledge of the legal effect hereof, hereby knowingly, intentionally, voluntarily and unconditionally waive any and all rights the undersigned Guarantors have or may have to prior notice and an opportunity for hearing under the respective constitutions and laws of the United States of America, the Commonwealth of Pennsylvania, the State of Delaware, or elsewhere. Each Guarantor hereby empowers any attorney of any court of record, after the occurrence of any Event of Default hereunder, to appear for each Guarantor and, with or without complaint filed, confess judgment, or a series of judgments, against each Guarantor in favor of the Lender for the amount of the Obligations and an attorneys' commission of the greater of three percent (3%) of such principal and interest or $5,000 added as a reasonable attorneys' fee (but in no event shall such attorney's fee exceed those fees actually and reasonably incurred notwithstanding the amount confessed) and for doing so this Guaranty or a copy verified by affidavit shall be a sufficient warrant. Each Guarantor hereby forever waives and releases all procedural errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted with respect to such judgment or judgments.

                  No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Lender shall elect until such time as the Lender shall have received payment in full of the Obligations and costs.

         11. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.


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         14.      Waivers and Amendments; Successors and Assigns; Additional
Guarantors; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantors and the Lender. This Guaranty shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Lender and its successors and assigns. If at any time subsequent to the date hereof any new Subsidiary of the Borrower becomes a party to this Guaranty (an "Additional Guarantor") as provided in Section 4.1(c)(iii) of the Purchase Agreement by executing a joinder hereto, the obligations of such Additional Guarantor and any other Guarantor hereunder shall be joint and several and all references herein to the Guarantors shall include such Additional Guarantor. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

         15. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when sent during normal business hours with electronic confirmation or otherwise when received, addressed as set forth below for the Lender and as set forth on the signature page hereto for each Guarantor:

                  Lender:  The Lenfest Group
                           1332 Enterprise Drive
                           West Chester, PA  19380
                           Attention:   H.F. Lenfest
                                        Thomas K. Pasch, Esquire
                           Telecopy:    (610) 918-8442

         16.      Submission to Jurisdiction; Waivers.

         (a)      Each Guarantor hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty or the other Transaction Documents, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Eastern District of Pennsylvania, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts, and waives to the extent permitted by applicable law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth on the signature page hereto or at such other address of which the Lender shall have been notified;

                  (iv) waives and hereby acknowledges that it is estopped from raising any objection based on forum non conveniens, any claim that any of the above-referenced courts lack proper venue or any objection that any of such courts lack personal jurisdiction over it so as to prohibit such courts from adjudicating any issues raised in a complaint filed with such courts against such Guarantor concerning this Guaranty or the other Transaction Documents;


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                  (v)      acknowledges and agree that the choice of forum
contained in this paragraph 15 shall not be deemed to preclude the enforcement of any judgment obtained in any forum or the taking of any action under this Guaranty or any other Transaction Documents to enforce the same in any appropriate jurisdiction;

                  (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages; and

                  (vii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (b) Each Guarantor hereby unconditionally waives trial by jury in any legal action or proceeding relating to this Guaranty or any other Transaction Document and for any mandatory counterclaim therein, including without limitation any action or proceeding referred to in paragraph (a) above.

                  Each Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial and confession of judgment, and has been advised by counsel as necessary or appropriate.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.


                             ENVIRONMENTAL TECTONICS CORPORATION


                             By: /s/ Duane Deaner
                                 -----------------------------------------------
                                 Name:  Duane Deaner
                                 Title: Secretary


                             Address:   c/o Environmental Tectonics Corporation
                                        ----------------------------------------
                                        125 James Way
                                        ----------------------------------------
                                        Southampton, PA 18966
                                        ----------------------------------------


                             ETC DELAWARE, INC.


                             By: /s/ Duane Deaner
                                 -----------------------------------------------
                                 Name:  Duane Deaner
                                 Title: Treasurer


                             Address:   c/o Environmental Tectonics Corporation
                                        ----------------------------------------
                                        125 James Way
                                        ----------------------------------------
                                        Southampton, PA 18966
                                        ----------------------------------------


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